                                                                  Exhibit 10.27

Portions of this Exhibit have been omitted pursuant to a confidential treatment request filed with the Securities and Exchange Commission. An (*) identifies where such confidential treatment has been omitted. The omitted portions have been filed separately with the Securities and Exchange Commission.

                    SOFTWARE AND TRADEMARK LICENSE AGREEMENT

         This Software and Trademark License Agreement (the "AGREEMENT") is made as of November 18, 1998 (the "EFFECTIVE DATE") by and between Amazon.com,
Inc., a Delaware corporation with its principal place of business at 1516 Second Ave. Seattle, Washington 98101 ("AMAZON"), Junglee Corp., a Delaware corporation, with its principal place of business at 1516 Second Ave. Seattle, Washington 98101 ("JUNGLEE") and Restrac, Inc. a Delaware corporation with its principal place of business at 91 Hartwell Ave. Lexington, MA 02173 ("RESTRAC"). Junglee and Amazon shall hereinafter collectively be referred to as "SELLER".

                                    RECITALS

         A. WHEREAS, Junglee has developed proprietary computer Software, defined below, which searches, retrieves, organizes and presents employment data from disparate sources; and

         B. WHEREAS, the parties desire that Restrac obtain an exclusive license to use such Software and certain related trademarks solely in accordance with the terms and conditions of this Agreement.

         NOW THEREFORE, for good and valuable consideration the parties hereby agree as follows:

1.       DEFINITIONS.

               "FIELD OF USE" means *****************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*******************************.

               "JUNGLEE TRADEMARKS" means the trademarks, service marks, logos, slogans, and trade names listed on EXHIBIT B.

               "SOFTWARE" means the software described on EXHIBIT A, AS IT EXISTS AS OF THE EFFECTIVE DATE, and any other associated code and documentation provided by Seller hereunder. The Software does not include any Third Party Software.

               "SOURCE CODE" means the source code of the Software, together with any associated programmers' notes and/or technical documentation.

               "THIRD PARTY SOFTWARE" means the third party software products set forth on EXHIBIT A.

         2.  GRANT OF RIGHTS.

         2.1 SOURCE CODE LICENSE. Subject to the terms and conditions of this Agreement, Seller hereby grants Restrac a paid-up, irrevocable (except as provided in Section 9.2), non-exclusive (except as provided in Section 2.3 below), non-transferable (except as provided in Section 14.6 below), non-sublicensable (except as provided in Section 2.5 below), worldwide license to internally use, copy, modify and make derivative works from the Source Code of the Software to provide information, products and services marketed solely within the Field of Use.

         2.2 OBJECT CODE LICENSE. Subject to the terms and conditions of this Agreement, Seller hereby grants Restrac a paid-up, irrevocable, non-exclusive (except as provided in Section 2.3 below) and non-transferable (except as provided in Section 14.6 below) worldwide license to use, copy, sublicense (provided such sublicense complies with Section 2.4 below) and distribute the object code of the Software to provide information, products and services marketed solely within the Field of Use.

         2.3 EXCLUSIVE USE. For a period ***************** commencing upon the Effective Date, Seller shall neither use nor market any Software to provide services within the Field of Use. For a period ***************** commencing upon the Effective Date, Seller will not use nor authorize another to use the Junglee Marks in connection with marketing any services specifically within the Field of Use. **************************************************************************
*************************************************************************
*****************************************************************************
*****************************************************************************
********************************************************. Notwithstanding the
foregoing, Seller shall not at any time sell, license or otherwise transfer (collectively, "transfer") all or substantially all of the Software or any of the Junglee Marks to any third party if the terms of such transfer permit such third party broad usage of the Software or the Marks within the Field of Use similar to, or broader than, that granted under this Agreement or if such transfer includes the Source Code; PROVIDED, HOWEVER, that this prohibition on transfer shall not apply to transfers to Amazon's affiliates or to a third party who acquires all or substantially all of Amazon's assets or to the surviving entity in a merger in which Amazon's stockholders prior to the merger hold less than a majority of the shares of such surviving entity following such merger.

         2.4 RESTRICTIONS.

                  2.4.1 Restrac has no right to, and shall not, provide access to, transfer, sublicense or otherwise distribute the Software Source Code to any third party, except as expressly provided in this Agreement, or as approved in advance and in writing by Seller.

                  2.4.2 Restrac will not (a) use, copy, modify, access or make derivative works from the Software except for use in the Field of Use and subject to all other restrictions set forth in this Agreement; or (b) copy or modify the Source Code for the Software, except as necessary to use the Software in accordance with the license rights granted under Sections 2.1 and 2.2, and subject to all other restrictions set forth in this Agreement.

                  2.4.3 Restrac shall not (a) permit any third party to reverse engineer, disassemble, decompile or otherwise attempt to derive source code from the object code of the Software (and shall include restrictions prohibiting such activities in all agreements relating to the Software), or (b) make the Software available to any third parties other than as expressly permitted in this Agreement.

                  2.4.4 Subject to the restrictions set forth elsewhere in this Agreement, Restrac shall not sublicense the object code of the Software, nor use such Software to provide services within the Field of Use, unless such sublicense or service is provided pursuant to a written agreement which:

                  (a) Contains terms and conditions to protect Seller and its proprietary rights in the Software and Confidential Information to at least the same degree as the terms and conditions of this Agreement;

                  (b) Makes no warranties or representations on behalf of Seller;

                  (c) Does not grant any rights with respect to the Software beyond those granted to Restrac under this Agreement; and

                  (d) Only allows further sublicensing or access under a written agreement containing these same terms and conditions.

Restrac shall keep written records of all such agreements and shall permit Seller to review all such agreements for compliance with the provisions of this Agreement upon providing ten (10) days written notice to Restrac.

         2.5 SOURCE CODE ESCROW. Restrac may provide access to the Source Code to third parties solely (i) in accordance with the terms and conditions of a source code escrow agreement substantially in the form of EXHIBIT C hereto ("ESCROW AGREEMENT"); and (ii) provided that each such third party agrees in writing to be bound by such Escrow Agreement in the course of licensing Restrac products which incorporate the Software. Such access shall be limited to each third party using the Source Code solely to maintain and support the Software for its internal business purposes and solely within the Field of Use. Seller shall be made an express third-party beneficiary of each such Escrow Agreement, with the right to enforce such agreement in accordance with its terms. Restrac shall provide Seller with written notice of (i) each third party who enters into an Escrow Agreement within thirty (30) days of such execution; (ii) each third party who makes a claim or demand that it is entitled to receive the Source Code under an Escrow Agreement, together with reasonable details of such claim, within five (5) days of Restrac becoming aware of such claim; and (iii) the occurrence of any such release within five (5) days thereafter. Restrac shall use its best efforts to prevent any such release of the Source Code and shall keep Seller reasonably informed of its response to any such claim or demand.

         2.6 ASSIGNMENT OF THIRD PARTY SOFTWARE LICENSES. Seller will use its reasonable efforts to assign to Restrac all license agreements granting Seller rights in the Third Party

Software, and Restrac agrees to accept such assignment. To the extent such agreements are assigned to Restrac, Restrac hereby assumes all responsibilities and obligations under such agreements.

         2.7 RESERVATION OF RIGHTS. Except as expressly provided herein, Seller does not grant to Restrac any right or license, express or implied, in any of its intellectual or tangible property, including without limitation the Software or Junglee Trademarks. Seller and its suppliers reserve all rights and licenses in and to the Software and Junglee Trademarks not expressly granted to Restrac under this Agreement.

         2.8 COVENANT NOT TO SUE. Seller hereby covenants and agrees that, for so long as the license for the Source Code is in effect hereunder, it shall not institute, or have instituted, any suit or action at law or in equity against Restrac, its successors or assigns, relating to the marketing of information, products and services by Restrac solely within the Field of Use using any part of the Software which is the subject of a patent or patent application owned by or licensed to Seller and existing on the date of this Agreement.

3. PAYMENTS. In consideration of the licenses granted hereunder, Restrac shall issue to Amazon the securities, and pay Seller the amounts, allocated to this Agreement in Schedule 1.5 of the Asset Purchase Agreement between the parties dated as of even date herewith (the "ASSET PURCHASE AGREEMENT").

4.       OBLIGATIONS OF RESTRAC.

         4.1 SUPPORT. Except for Seller's transition obligations as specifically set forth in Section 8 of, and EXHIBIT C to, the Asset Purchase Agreement, Restrac shall be solely responsible for all support, maintenance and development of the Software in connection with its use by Restrac in accordance with this Agreement.

         4.2 RESTRAC COVENANTS. Restrac will: (i) conduct business in a manner that reflects favorably at all times on the Software, Junglee Trademarks, and the good name, good will and reputation of Seller; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to Seller, the Junglee Trademarks, Software or the public; (iii) make no false or misleading representations with regard to Seller or the Software; and (iv) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to Seller or the Software.

         4.3 COMPLIANCE WITH U.S. EXPORT LAWS. Restrac acknowledges that all Software including documentation and other technical data are subject to export controls imposed by the U.S. Export Administration Act of 1979, as amended (the "ACT"), and the regulations promulgated thereunder. Restrac will not export or reexport (directly or indirectly) any Software or documentation or other technical data therefor without complying with the Act and the regulations thereunder.

         4.4 COSTS AND EXPENSES. Except as expressly provided herein or agreed to in writing by Seller and Restrac, Restrac will pay all costs and expenses incurred in the performance of Restrac's obligations under this Agreement.

         4.5 INFRASTRUCTURE. Except as provided in EXHIBIT C to the Asset Purchase Agreement, Restrac shall be solely responsible for establishing all infrastructure and facilities necessary to support the Software and related hardware, including, without limitation, implementing all electrical connections, network connections, HVAC, and other site requirements.

         4.6 SOLICITATION OF EMPLOYEES. Because of the trade secret subject matter of each party's business, each party agrees that, except as expressly permitted in writing by the other party, it will not solicit the services of any of the employees, consultants, or suppliers of the other party for a period of three (3) years commencing upon the Effective Date.

5. ENFORCEMENT. Restrac will enforce all of its agreements with third parties to the extent that such agreements materially relate to or could materially affect Seller or its rights. As such agreements materially relate to or could materially affect Seller or its intellectual property, including without limitation its Confidential Information and Software, Restrac shall make Seller an express third party beneficiary of the clauses giving rise to such relation or effect in each such agreement, with the right, in Seller's sole discretion, to enforce such clauses in each such agreement in accordance with its terms. Upon receipt of notice of any material breach of such clauses from Seller, Restrac shall promptly commence appropriate enforcement action. Restrac will provide Seller with written notice of any material breach of any of the foregoing agreements that relates to or could affect Seller or its intellectual property promptly upon learning of any such breach, and shall co-operate with Seller in prosecuting any such breach.

6.       PROPRIETARY RIGHTS.

         6.1 OWNERSHIP. As between Restrac and Seller, Seller owns and shall retain all right, title and interest in and to the Software, including without limitation all copyrights, patents, trade secrets and other intellectual property rights therein. Restrac shall not encumber, grant a security interest in, register, or otherwise take any action inconsistent with Seller's ownership interest in the Software. As between Restrac and Seller, Restrac shall own all right, title and interest in and to any modifications or derivative works of the Software created by or for Restrac under Section 2.1 (excluding any modifications or derivative works that may be made by Seller, other than as may be expressly agreed in writing by the parties), and subject to Seller's underlying rights in the Software. At no time during or after the term of this Agreement shall Restrac challenge or assist others to challenge Seller's intellectual property rights in the Software. Subject to the following three (3) sentences, Seller shall have the sole right to prosecute any infringements of Seller's intellectual property rights in the Software. However, if such infringement relates solely to the Field of Use, and does not affect Seller's rights or relationships outside of the Field of Use, Restrac shall have the sole right to prosecute such infringement for so long as Section 2.3 is in effect. If Section 2.3 terminates or expires, then either party shall have the right to prosecute such infringement that relates solely to the Field of Use and does not affect Seller's rights or relationships outside of the Field of Use. If an infringement materially affects the Field of Use, but is not solely related to the Field of Use, Restrac may prosecute such infringement, solely as it relates to the Field of Use, only if Seller does not take affirmative action to prosecute such infringement within sixty (60) days of its receipt of written notice of such infringement from Restrac. To the extent that Restrac obtains any patents which represent an improvement to the Software and such patents are filed within five (5) years of the Effective Date ("RESTRAC SOFTWARE PATENTS"), Restrac hereby covenants and agrees that it shall not institute, or have instituted, any suit or action at law or in equity against the Seller, or any wholly-owned subsidiaries, successors or assigns of the Seller, claiming infringement of any of the Restrac Software Patents. To the extent that Seller obtains any patents which represent an improvement to the Software and such patents are filed within five (5) years of the Effective Date ("SELLER SOFTWARE PATENTS"), Seller hereby covenants and agrees that it shall not institute, or have instituted, any suit or action at law or in equity against Restrac, or any wholly-owned subsidiaries, successors or assigns of Restrac, claiming infringement of any of the Seller Software Patents.

         6.2 PROPRIETARY NOTICES. Restrac shall not remove, obscure or alter Seller's copyright or patent notices on the Software, except as may be reasonably requested by Seller.

         6.3 TRADEMARK USE.

             (a) TRADEMARK USE. During the first five (5) years of the term of this Agreement, Restrac may display the Junglee Trademarks on and in connection with the Software. Restrac's use of the Junglee Trademarks shall not create any right, title or interest therein. Restrac shall use the Junglee Trademarks only in a manner which complies in all material respects with Seller's then-current trademark guidelines, and all such use shall be for Seller's benefit.

             (b) SELLER APPROVAL. Restrac shall submit to Seller all representations of the Junglee Trademarks that Restrac intends to use for Seller's approval of design, color, and other details. Restrac shall not publish, disseminate, exhibit, or otherwise distribute any material bearing such representations without Seller's prior approval. Restrac shall submit to Seller prior to publication any advertising, press release, promotion, marketing materials, and publicity used by Restrac in its efforts to promote Seller or the Restrac Service for Seller's prior written approval, which approval shall not be unreasonably withheld. If Seller does not approve of any materials submitted by Restrac to Seller under this Section 6.3(b), Seller will provide comments in writing detailing Seller's reasons for such rejection. If such comments are not received by Restrac within ten (10) business days of Seller's receipt of such materials, such materials shall be deemed approved.

             (c) GOODWILL. If Restrac, in the course of promoting and marketing its products or services, acquires any goodwill or reputation in any of the Junglee Trademarks, all such goodwill or reputation shall automatically vest in Seller when and as, on an on-going basis, such acquisition of goodwill or reputation occurs, without any separate payment or other consideration of any kind to Restrac and Restrac agrees to take all such actions necessary to effect such vesting. Restrac shall not contest the validity of any of the Junglee Trademarks or Seller's exclusive ownership of them.

             (d) ADOPTION OF MARKS. Restrac shall not adopt, use, or register, whether as a corporate name, trademark, service mark or other indication of origin, any of the Junglee Trademarks, or any word or mark confusingly similar to the Junglee Trademarks in any jurisdiction.

             (e) NO CONTINUING RIGHTS. Upon any termination of this Agreement in its entirety, Restrac will immediately cease all display, advertising and use of all Junglee Trademarks and will not thereafter use, advertise or display any trademark, trade name, logo or designation which is, or any part of which is, similar to or confusing with any Seller Trademark.

             (f) OBLIGATION TO PROTECT. Restrac agrees to use reasonable efforts to protect Seller's proprietary rights in the Software and Junglee Trademarks, and to cooperate at Seller's expense in Seller's efforts to protect such proprietary rights. Restrac agrees to promptly notify Seller of any known or suspected breach of such proprietary rights that comes to Restrac's attention.

7.       CONFIDENTIALITY.

         7.1 CONFIDENTIAL INFORMATION. "Confidential Information" means (a) the terms and conditions of this Agreement; and (b) any and all other information disclosed by one party to the other which is marked "confidential" or "proprietary," including oral information which is designated confidential at the time of disclosure, provided that it is reduced to a written summary marked "confidential" which is supplied to the other party within thirty (30) days of the oral disclosure. All information regarding the Software, including without limitation, all information with respect to the use, installation and operation of the Software, shall be deemed Seller Confidential Information whether or nor it is designated as Confidential Information.

         7.2 EXCLUSIONS. "Confidential Information" does not include any information that the receiving party can demonstrate by written records: (a) was rightfully known to the receiving party prior to its disclosure hereunder by the disclosing party; (b) is independently developed by the receiving party; (c) is or becomes publicly known through no wrongful act of the receiving party; (d) has been rightfully received from a third party whom the receiving party has reasonable grounds to believe is authorized to make such disclosure without restriction; (e) has been approved for public release by the disclosing party's prior written authorization; or (f) must be produced or disclosed pursuant to applicable law, regulation or court order, provided that the receiving party provides prompt advance notice thereof to enable the disclosing party to seek a protective order or otherwise prevent such disclosure. In addition, either party may disclose the existence and terms of this Agreement in connection with a potential acquisition of substantially the entire business of such entity relating to the Field of Use or a private or public offering of such party's securities, provided that such party shall at all times use reasonable efforts to limit the disclosure of, and protect the confidentiality of all such information. Such party will provide the other with advanced notice of any such potential acquisition or private or public offerings.

         7.3 PRESERVING CONFIDENTIALITY. Each party hereby agrees that it shall not use any Confidential Information received from the other party other than as expressly permitted under the terms of this Agreement or as expressly authorized in writing by the other party. Each party shall use the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information of like nature, but in no circumstances less than reasonable care. Neither party shall disclose the other party's Confidential Information to any person or entity other than its officers, employees and consultants who need access to such Confidential Information in order to effect the intent of this Agreement.

         7.4 SOURCE CODE. Restrac acknowledges that the Source Code of the Software is highly valuable and sensitive Seller Confidential Information, and Restrac shall, if such an agreement is not already in effect with the applicable individual and entity, require each employee, subcontractor and consultant given access to the Source Code to first sign a confidentiality agreement with Restrac that protects the Source Code to at least the same extent as the terms of this Agreement. Restrac shall make Seller an express third-party beneficiary of each such agreement, with the right, in Seller's sole discretion, to enforce such agreement in accordance with its terms. Restrac will use its reasonable best efforts to implement procedures to maintain the confidentiality of all Source Code in its possession or control, including without limitation procedures to control the access to the Source Code. Except as specifically permitted in
Section 2.5 in connection with a source code escrow, or 14.6 of this Agreement in connection with the sale of the business of Restrac, Restrac shall not allow any third-party to access the Source Code unless such access is first approved in writing by Seller in each instance or unless such third party is an employee, subcontractor or consultant of Restrac who has complied with this Section 7.4. Restrac shall at all times keep all copies of the Source Code at Restrac 's principal corporate offices, which are currently located at the address first set forth above. Any use or storage of copies of the Source Code at any other locations is expressly prohibited, unless prior written permission has been granted by Seller. Restrac hereby assures Seller that it shall use its reasonable best efforts and whatever means reasonably necessary to prevent removal of or access to the Source Code by outside electronic, networked or other means from the location designated above. Restrac shall keep a written log of all individuals who have access to the Source Code, and shall promptly provide Seller with a copy of such log from time to time upon Seller's reasonable request.

8.       REPRESENTATIONS AND WARRANTIES.

         8.1 BY SELLER. Seller represents and warrants that: (a) Seller has not granted, and will not grant during the term of this Agreement, any rights in or to the Software that conflict with the rights granted to Restrac hereunder; and
(b) Seller has the right, power and authority to grant the rights and licenses specified in this Agreement.

         8.2 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 8, ALL SELLER SERVICES AND SOFTWARE ARE PROVIDED TO RESTRAC "AS IS." EACH PARTYMAKES NO OTHER WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, REGARDING ANY SOFTWARE OR

SERVICES, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. SELLER DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE, THIRD-PARTY SOFTWARE OR ANY RELATED SERVICES WILL MEET RESTRAC'S REQUIREMENTS OR THAT THE OPERATION OF THE SOFTWARE, THIRD-PARTY SOFTWARE, SERVICE OR HOSTING ENVIRONMENT WILL BE UNINTERRUPTED OR ERROR-FREE.

         8.3 NO WARRANTY AS TO HOSTING SERVICES OR THIRD PARTY SOFTWARE. ALL THIRD PARTY SERVICES (INCLUDING HOSTING SERVICES), AND THE THIRD PARTY SOFTWARE IS PROVIDED TO RESTRAC "AS IS." SELLER MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, REGARDING ANY THIRD-PARTY SERVICES, OR THIRD-PARTY SOFTWARE, AND SELLER SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

         8.4 NO WARRANTY AS TO FINANCIAL OUTCOME. Restrac acknowledges that Restrac has no expectation and has received no assurances that any the Software or any related services will generate any anticipated amount of profits, or that Restrac will receive any amount of profits by virtue of this Agreement.

         9.  DURATION AND TERMINATION OF AGREEMENT.

         9.1 TERM. Except as provided for herein, the term of this Agreement shall commence on the Effective Date and continue perpetually.

         9.2 TERMINATION. Notwithstanding the provisions of this Section 9 or any other provisions of this Agreement, this Agreement, or portions of this Agreement as the case may be, may be terminated at any time as set forth below.

             (a) SELLER TERMINATION FOR CAUSE. Until the fifth anniversary of the Effective Date of this Agreement, Seller may terminate Restrac's license for the Source Code set forth in Section 2.1 if Restrac intentionally or by gross negligence materially fails to perform or is in default of any of its obligations, duties or responsibilities relating to the Software source code under Sections 2.4.1, 2.4.3, 2.5 or 7 of this Agreement, Restrac fails to remedy such breach within thirty (30) days following Restrac's receipt of written notice of such breach and such breach is continuing at the time such termination becomes effective.

             (b) RESTRAC TERMINATION FOR CAUSE. Restrac may terminate this Agreement at any time in the event that Seller fails to perform any material obligation, warranty, duty or responsibility or is in default with respect to any material term or condition undertaken by Seller under this Agreement and such failure or default continues unremedied for a period of thirty (30) days following Seller's receipt of such written notice of such failure or default.

             (c) EFFECT OF TERMINATION. Upon any termination of this Agreement by Restrac all licenses hereunder shall immediately terminate and each party shall promptly return all Confidential Information of the other party. Upon any termination by Seller pursuant to Section 9.2(a) above, all Restrac's license to the Source Code set forth in Section 2.1 shall immediately terminate and Restrac shall promptly return all Seller Confidential Information relating to the Source Code.

             (d) NO DAMAGES FOR TERMINATION. NEITHER SELLER NOR RESTRAC SHALL, AS THE CASE MAY BE, BE LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION BY IT OF THIS AGREEMENT IN ACCORDANCE WITH THIS SECTION 9. RESTRAC WAIVES ANY RIGHT IT MAY HAVE TO RECEIVE ANY COMPENSATION OR REPARATIONS ON TERMINATION BY SELLER OF THIS AGREEMENT IN ACCORDANCE WITH THIS SECTION 9 UNDER THE LAW OF ANY TERRITORY OR OTHERWISE, OTHER THAN AS EXPRESSLY PROVIDED IN THIS AGREEMENT. Neither Seller nor Restrac, as the case may be, will be liable to the other on account of termination of this Agreement in accordance with this Section 9 for reimbursement or damages for the loss of goodwill, prospective profits or anticipated income, or on account of any expenditures, investments, leases or commitments made by either Seller or Restrac, as the case may be, or for any other reason whatsoever based upon or growing out of such termination. Restrac acknowledges that (i) Restrac has no expectation and has received no assurances that any investment by Restrac in the Software will be recovered or recouped, and (ii) Restrac will not have or acquire by virtue of this Agreement or otherwise any vested, proprietary or other right in the Software or in "goodwill" created by its efforts hereunder. THE PARTIES ACKNOWLEDGE THAT THIS SECTION HAS BEEN INCLUDED AS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO THIS AGREEMENT AND THAT SELLER WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE LIMITATIONS OF LIABILITY AS SET FORTH HEREIN.

             (e) SURVIVAL. Sections 2.2, 2.4, 5, 6.1, 6.2, 7, 9.2(c), 9.2(d) and
10 through 14 shall survive any termination or expiration of this Agreement.

10. RELATIONSHIP OF THE PARTIES. Restrac's relationship with Seller during the term of this Agreement will be that of an independent contractor. Neither party will have, and will not represent that it has, any power, right or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name, except as herein expressly provided.

11.      INDEMNIFICATION.

         11.1 INDEMNIFICATION OF RESTRAC. Seller will, at its expense, defend and hold harmless Restrac against and, subject to the limitations set forth herein, pay all costs and damages made in settlement or awarded against Restrac and all reasonable attorney's fees and costs of litigation resulting from any claim based on an allegation that the Software or Junglee Trademarks, when used as permitted under this Agreement, infringe a U.S. Patent or foreign equivalent thereof issued as of the Effective Date, copyright, trade secret or trademark of a third party. Notwithstanding the foregoing, in the event that the Software or Junglee Trademarks or any portions thereof, is held, or in Seller's reasonable opinion, is likely to be held to constitute an infringement, Seller, at its option and expense, shall either (i) modify or replace such infringing Software or Junglee Trademarks so as to make them non-infringing or (ii) procure the right to continue to use such infringing Software or Junglee Trademarks.

         11.2 NO COMBINATION CLAIMS. Notwithstanding Section 11.1, Seller shall not be liable to Restrac for any claim arising from or based upon the combination, operation or use of any Software with equipment, data or programming not supplied by Seller, or arising from any alteration or modification of the Software by a party other than Seller.

         11.3 INDEMNIFICATION OF SELLER. Except for claims indemnified by Seller in Section 11.1 above (as limited by Section 11.2), Restrac agrees to indemnify Seller (including paying all reasonable attorneys' fees and costs of litigation) against and hold Seller harmless from, any and all claims by any other party resulting from Restrac's and/or Restrac's representatives', distributors', and/or contractors' acts, omissions or misrepresentations, regardless of the form of action, and excluding any claims that would have not have arisen but for Seller's breach of this Agreement.

         11.4 PROCEDURES FOR INDEMNIFICATION. If any action, suit or proceeding will be commenced by a third party against, or any claim or demand be asserted against, Seller or Restrac, as the case may be, in respect of which Seller or Restrac is entitled to demand indemnification under Section 11 of this Agreement, then as a condition precedent thereto, the party seeking indemnification ("INDEMNITEE") will promptly notify the other party ("INDEMNITOR") in writing to that effect and with reasonable particularity. The Indemnitor will have the right to assume the control of the defense, compromise or settlement of such action, suit, proceeding or claim, including the selection of counsel, subject to the right of the Indemnitee to participate (at its own expense and with counsel of its choice) in the defense, compromise or settlement of such action, suit, proceeding, claim or demand, and in connection therewith the Indemnitee will cooperate fully in all respects with the Indemnitor in any such defense, compromise or settlement. The Indemnitor will not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of the Indemnitee, which consent will not be unreasonably withheld or delayed. So long as the Indemnitor is defending in good faith any such action, suit, proceeding, claim or demand asserted by a third party against the Indemnitee, the Indemnitee will not settle or compromise such action, suit, proceeding, claim or demand without the prior written consent of the Indemnitor, which consent will not be unreasonably withheld or delayed. The Indemnitee will make available to the Indemnitor or its agents all records and other materials in the Indemnitee's possession reasonably required for contesting any third party claim or demand. If the Indemnitor will fail to promptly and adequately defend any such action, suit, proceeding, claim or demand, or if there is an inherent conflict between the legal or factual positions of Indemnitor and Indemnitee, then the Indemnitee may defend, through counsel of its own choosing, such action, suit, proceeding, claim or demand and (so long as Indemnitee gives the Indemnitor at least ten (10) days' notice of the terms of the proposed settlement thereof and permits the Indemnitor to then undertake the defense thereof if Indemnitor objects to the proposed settlement) to settle such action, suit, proceeding, claim or demand and to recover from the Indemnitor the amount of such losses.

         11.5 EXCLUSIVE REMEDY AND ENTIRE LIABILITY. THE PROVISIONS OF SECTION 11 STATE RESTRAC'S SOLE AND EXCLUSIVE REMEDY, AND SELLER'S SOLE AND EXCLUSIVE DUTY AND LIABILITY FOR ANY CLAIM OF PATENT, TRADEMARK, TRADE SECRET, COPYRIGHT OR OTHER PROPRIETARY RIGHTS INFRINGEMENT.

12. LIMITED LIABILITY. EXCEPT AS A RESULT OF A BREACH OF SECTIONS 2.4, 2.5, 4.6, OR 7, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES SUFFERED BY THE OTHER PARTY, ITS AFFILIATES, DISTRIBUTORS, CUSTOMERS OR OTHERS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE SOFTWARE OR SERVICE, FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE. EXCEPT AS A RESULT OF A BREACH OF SECTIONS 2.4, 2.5, 4.6 OR 7, IN NO EVENT SHALL EITHER PARTY'S LIABILITY HEREUNDER EXCEED THE CASH AMOUNTS PAID BY RESTRAC TO SELLER HEREUNDER.

13.      ARBITRATION.

         13.1 AGREEMENT TO SUBMIT. Except for disputes arising out of or related to Seller's rights in the Software or Junglee Trademarks, or either party's rights in its Confidential Information, the parties agree to submit disputes between them arising out of or relating to this Agreement and its formation, breach, performance, interpretation and application to arbitration as follows:

         13.2 NOTICE. Each party will provide written notice to the other party of any dispute within six (6) months of the date when the dispute is first discovered. If a party fails to provide such notice, recovery on the dispute will be barred.

         13.3 ARBITRATION RULES. Arbitration will be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as modified herein. The venue for Arbitration shall be Seattle, Washington if filed by Restrac, and Boston, Massachusetts if filed by Seller. Within fifteen (15) days after the date that written notice is provided to the other party, each party will appoint a single arbitrator, and within an additional fifteen (15) days thereafter, the two parties so chosen will appoint a third arbitrator. All arbitrators will have knowledge of and experience regarding the computer industry. The arbitration hearing will be commenced within sixty (60) days after the appointment of all three arbitrators and the hearing will be completed and an award rendered in writing within thirty (30) days after the commencement of the hearing, unless the arbitrators determine that exceptional circumstances justify delay. Each party will have the right to take up to four (4) evidentiary depositions, and exchange one set of document production requests and one set of not more than twenty-five interrogatories, without subparts, prior to the hearing. The arbitration award will be final and binding and may be enforced in any court of competent jurisdiction.

14.      GENERAL.

         14.1 WAIVER. The waiver by either party of any default by the other shall not waive subsequent defaults of the same or different kind.

         14.2 NOTICES. All notices and demands hereunder will be in writing and will be served by personal service, mail, overnight delivery or confirmed facsimile transmission at the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party). All notices or demands by mail shall be by certified or registered airmail, return receipt requested, and shall be deemed complete and effective upon receipt.

         14.3 ATTORNEYS' FEES. In the event any litigation is brought by either party in connection with this Agreement, the prevailing party in such litigation shall be entitled to recover from the other party all the costs, reasonable attorneys' fees and other expenses incurred by such prevailing party in the litigation.

         14.4 CONTROLLING LAW, JURISDICTION AND SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, excluding the Convention on Contracts for the International Sale of Goods and that body of law known as conflicts of laws. The English-language version of this Agreement controls when interpreting this Agreement.

         14.5 SEVERABILITY. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Agreement shall remain in full force and effect.

         14.6 ASSIGNMENT. This Agreement will not be assignable by either party, and neither party may delegate its duties hereunder without the prior written consent of the other, such consent not to be unreasonably withheld; provided, however, that either party may assign this Agreement to a subsidiary or entity controlling, controlled by or under common control with such party, or that purchases or owns all or substantially all of such party's assets or outstanding shares, or to an entity that purchases all or substantially all of the assets of its business in the Field of Use. The provisions hereof shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Any such permitted assignee must agree in writing to be bound by the terms and conditions of this Agreement in order for such assignment to be of effect. Any assignment or transfer not in accordance with this section shall be null and void.

         14.7 COMPLIANCE WITH LAW. Each party will comply with all applicable international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings under this Agreement.

         14.8 EQUITABLE RELIEF. Each party acknowledges that any breach of its obligations under this Agreement with respect to the proprietary rights or confidential information of other party will cause other party irreparable injury for which there are inadequate remedies at law, and therefore either party will be entitled to equitable relief in addition to all other remedies provided by this Agreement or available at law.

         14.9 NON-EXCLUSIVE REMEDY. The exercise by either party of any remedy under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

         14.10 INJUNCTIVE RELIEF. Restrac acknowledges that any breach of its obligations under this Agreement with respect to the Intellectual Property Rights or Confidential Information of Seller will cause Seller irreparable injury for which there are inadequate remedies at law, and therefore, Seller will be entitled to equitable relief in addition to all other remedies provided by this Agreement or available at law.

         14.11 ENTIRE AGREEMENT. This Agreement, including the exhibits attached hereto, constitutes the complete and exclusive agreement between the parties pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between the parties with respect to such subject matter. Restrac acknowledges that it is not entering into this Agreement on the basis of any representations not expressly contained herein. Any modifications of this Agreement must be in writing and signed by both parties hereto. Any such modification shall be binding upon Seller only if and when signed by one of its duly authorized officers.

         14.12 DUE EXECUTION; COUNTERPARTS. The party executing this Agreement represents and warrants that he or she has been duly authorized under its charter documents and applicable law to execute this Agreement on behalf of such party. This Agreement may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

AMAZON.COM, INC.

SIGNATURE:
           ---------------------------------------------------
PRINTED NAME:
              ------------------------------------------------
TITLE:
       -------------------------------------------------------
DATE:
      --------------------------------------------------------


JUNGLEE, CORP.

SIGNATURE:
           ---------------------------------------------------
PRINTED NAME:
              ------------------------------------------------
TITLE:
       -------------------------------------------------------
DATE:
      --------------------------------------------------------


RESTRAC, INC.

SIGNATURE:
           ---------------------------------------------------
PRINTED NAME:
              ------------------------------------------------
TITLE:
       -------------------------------------------------------
DATE:
      --------------------------------------------------------

                              EXHIBIT A
                       TO THE LICENSE AGREEMENT

                              SOFTWARE

The following Junglee Software, in source code and object code forms, for all versions currently in production, in beta testing or under development (as more fully described in the technical documentation attached hereto and incorporated by reference):

1. Korak, including Virtual Database Management System (VDB), Site Definition Language (SDL) and Mapping Definition Language (MDL)

2.   Job Canopy (versions 1.0, 1.01, 1.03 and 1.1)

3.   Scripts to generate Integrated Data Tables (IDT) and Configurable IDT(s)

4.   Reports (versions 1.0, 1.01 and 1.1)

5.   Junglee Extraction Language (JEL engine)

6.   All Employment Extractors

7.   All Employment Wrappers

8.   Self Publishing (version 1.0)

9.   ASP--PLS/Oracle

10.  Junglee Super

11.  Jute

12.  Web Monitor

                           THIRD-PARTY SOFTWARE

Seller will purchase for Buyer any third-party software necessary to transfer the servers identified in Schedule 2.5 to the Asset Purchase Agreement.

In addition, to the extent permitted by the Seller's respective license agreements, Seller will assign its licenses to the following:

    1.  Sun Solaris 2.x

    2. Oracle Server MLE; Oracle Server V8 (attached Oracle documentation is hereby incorporated by reference)

    3. PLS, including CPL Version 6.3, PL Version 4.15, PL Web Version 3.0, PL Web-Co Version 1.x, PL Web Turbo Version 2.6

    4.  Netscape Enterprise Server for Solaris

                                EXHIBIT B
                         TO THE LICENSE AGREEMENT

                            JUNGLEE TRADEMARKS

JUNGLEE

JOBS BY JUNGLEE

JOBCANOPY


SPECIFICATIONS AS TO APPEARANCE, ETC., ARE ATTACHED.

                                EXHIBIT C
                         TO THE LICENSE AGREEMENT

                    FORM OF SOURCE CODE ESCROW AGREEMENT

Attached.

                                                             EXHIBIT C

                                   FORM OF
                       SOURCE CODE ESCROW AGREEMENT

         This Agreement (the "Agreement") is made as of ______________ among RESTRAC, INC. ("Licensor"), DSI TECHNOLOGY ESCROW SERVICES ("Escrow Agent"), and those entities that become parties to this Agreement pursuant to Section 16 below ("Licensee").

         1. BACKGROUND. Licensor has licensed or will license the Licensed Program (as defined below) to each Licensee pursuant to a written software license agreement (a "License Agreement"). Licensor has agreed to place in escrow the Source Code (as defined below) for the Licensed Program, to be released to Licensees upon the occurrence of certain events as hereinafter described.

         2. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

             (a) LICENSED PROGRAM. The computer program(s), consisting of a series of instructions or statements in machine readable, object code form only, licensed to Licensees by Licensor pursuant to License Agreements.

             (b) SOURCE CODE. The version of the source code used by Licensor to generate the Licensed Program, contained on one or more magnetic tapes or other media, together with a print-out of the source code listing.

             (c) DOCUMENTATION. Explanatory information, whether in machine-readable form or otherwise, which would assist a software engineer in understanding the structure, purpose and operation of the Source Code.

             (d) INFORMATION. The Source Code and the Documentation, collectively.

             (e) UPDATE EVENT. The delivery to Licensees of any new release of the Licensed Program or the expiration of twelve months since the most recent Update Event if the Source Code has been modified in the interim.

             (f) UPDATE INFORMATION. All information, including without limitation additional and/or replacement Source Code and Documentation, necessary to bring the Information in escrow prior to an Update Event into compliance with the definition of Information contained in Section 2(d) after the occurrence of such Update Event. The term "Information" shall be deemed to include any such Update Information for the purposes of this Agreement.

         3. APPOINTMENT OF ESCROW AGENT. Escrow Agent is hereby appointed and accepts appointment to act as escrow agent hereunder.

         4. FEES OF ESCROW AGENT.

            (a) All fees of Escrow Agent in connection with its duties hereunder shall be paid by and shared equally by all parties who are Licensees at the time such fees become due or, if there are no Licensees at any such time, by Licensor.

            (b) Escrow Agent's fees for the initial year of service are due in full within sixty (60) days after the execution of this Agreement. Annual renewal fees will be due in full upon the receipt of invoice unless otherwise specified by the invoice. Late payments are subject to interest at the rate of one and one-half percent per month (18% per annum) from the due date.

            (c) Escrow Agent's fees will be as specified in its standard fee schedule as modified from time to time. Escrow Agent shall notify Licensor and each Licensee at least ninety (90) days prior to any increase in its fees. For any service not listed on its standard fee schedule, Escrow Agent shall provide a price quotation prior to rendering such service.

         5. REPRESENTATIONS AND WARRANTIES. Licensor represents and warrants to each Licensee as follows:

            (a) Licensor has the right to enter into and perform this Agreement, to grant each Licensee the license granted pursuant to Section 10(a) of this Agreement and to deposit the Information under the terms of this Agreement.

            (b) The Information initially deposited hereunder is reasonably sufficient to enable a software engineer, skilled in the art of computer programming and without recourse to collateral sources of assistance other than commercially available computer programs, to independently compile the Licensed Program and to modify the Licensed Program.

         EXCEPT AS STATED ABOVE, LICENSOR DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE INFORMATION, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL LICENSOR BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES, ARISING OUT OF OR WITH RESPECT TO THIS AGREEMENT OR THE INFORMATION.

         6. DEPOSIT OF INFORMATION INTO ESCROW. Within thirty (30) days after the execution of this Agreement by Licensor and Escrow Agent, Licensor shall deliver to Escrow Agent one copy of the Information in one or more sealed packages (a "Deposit"), each of which shall be separately labeled and accompanied by a separate written list of its contents in the form of EXHIBIT B attached hereto (an "EXHIBIT B"). Thereafter, within thirty (30) days after the occurrence of any Update Event, Licensor shall deliver one copy of the Update Information in a sealed package to Escrow Agent accompanied by an EXHIBIT B. Each EXHIBIT B shall be signed by Licensor prior to submission to Escrow Agent. Upon the delivery of any Update Information to Escrow Agent, Licensor may instruct Escrow Agent to return to it any previously delivered Information (other than the most recent and one previous versions of the Information) which is no longer necessary to satisfy Licensor's obligations under this Agreement.

         7. ACCEPTANCE AND STORAGE OF INFORMATION.

            (a) Upon receipt of any Information hereunder, Escrow Agent shall visually match the accompanying EXHIBIT B to the labels on the Deposit. Escrow Agent shall not be responsible for verifying the contents of the Deposit or validating the accuracy of Licensor's labeling of the Deposit. If Escrow Agent determines that there is a discrepancy between the EXHIBIT B and the labels on the Deposit, Escrow Agent shall notify Licensor within five (5) days after receipt thereof, and Licensor shall promptly correct such discrepancy. Acceptance of the Information shall occur when Escrow Agent determines that the EXHIBIT B matches the labels on the Deposit. Upon acceptance, Escrow Agent shall sign the EXHIBIT B and mail copies thereof to Licensor and each Licensee.

            (b) After acceptance, Escrow Agent shall store and maintain the Information in such an environment or facility as Escrow Agent determines, in its discretion, is suitable for the safekeeping of the Information. Escrow Agent shall not permit any person to have access to the Information other than in accordance with this Agreement, and shall maintain security measures, in accordance with reasonable professional standards, to prevent unauthorized access to the Information. Escrow Agent shall not release the Information except in accordance with the provisions of this Agreement.

         8. INSPECTION OF INFORMATION. Each Licensee shall have the right at its sole expense from time to time during the term of this Agreement, upon reasonable notice to Escrow Agent and Licensor, to designate a representative to inspect, test and review the Information in the presence of a representative of Escrow Agent and a representative of Licensor, if Licensor so chooses, during normal business hours for the purpose of determining the completeness and adequacy of the Information. Such representative shall be an independent accounting or consulting firm, not employed or regularly retained by or affiliated with such Licensee, as may be reasonably acceptable to Licensor, As a condition to such inspection, such representative shall execute a confidentiality agreement in form and substance reasonably acceptable to Licensor.

         9. RELEASE AND DELIVERY OF INFORMATION.

            (a) A Licensee may request in writing that Escrow Agent deliver the Information to such Licensee upon the occurrence of any of the following events (a "Triggering Event"):

                (i) Licensor materially breaches its support and maintenance obligations for the Licensed Program under any written agreement between Licensor and such Licensee and such breach remains uncured for sixty (60) days after delivery of written notice thereof to Licensor;

               (ii) Licensor ceases to offer support and maintenance services for the Licensed Program and such cessation continues for sixty (60) days after delivery of written notice thereof to Licensor; or

              (iii) The institution by or against Licensor of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally;

            (b) Upon receipt by Escrow Agent of notice from a Licensee of a Triggering Event, Escrow Agent shall promptly deliver a copy of such notice to Licensor. Escrow Agent shall, twenty (20) days after delivery of such notice to Licensor, deliver the Information to such Licensee, unless within such twenty (20) day period Licensor shall have delivered to Escrow Agent and such Licensee a written denial that such Triggering Event has occurred. If Escrow Agent receives such denial within such twenty (20) day period, such Licensee's entitlement to receive the Information under this Agreement shall be resolved by arbitration pursuant to Section 15 of this Agreement, and Escrow Agent shall retain possession of the Information pending the final determination by the Arbitration Panel, which determination may be relied upon by Escrow Agent without further inquiry.

        10. POSSESSION, USE AND PROTECTION OF THE INFORMATION.

            (a) If the Information is released to a Licensee pursuant to this Agreement, Licensor hereby grants to such Licensee a non-exclusive, royalty-free, non-assignable license to possess and use the Information solely for the internal support and maintenance of the Licensed Program, and solely in accordance with the terms of the License Agreement. Except as set forth in Section 10(b), such Licensee shall not disclose, market, license, sell, distribute, sublicense or in any other manner make the Information available to third parties. Such Licensee shall not under any circumstances copy, duplicate or otherwise reproduce any Information except as required for the internal support and maintenance of the Licensed Program.

            (b) Each Licensee acknowledges and agrees that title to the Information shall remain with Licensor (or its licensors, as the case may be) at all times and that the Information shall remain confidential and proprietary to Licensor (or its licensors, as the case may be). If the Information is released to a Licensee pursuant to this Agreement, the Information shall be received and held by such Licensee in confidence until it falls into the public domain without breach of this Agreement by such Licensee. Such Licensee shall limit use of and access to the Information to such of its employees (or third parties reasonably acceptable to Licensor) as are directly involved in the internal support and maintenance of the Licensed Program and who are bound by written agreement to preserve the confidentiality thereof. Such Licensee shall promptly report to Licensor any actual or suspected violation of this Section 10 and shall take all reasonable further steps requested by Licensor to prevent or remedy any such violation.

            (c) If, following the release of the Information to a Licensee, Licensor subsequently establishes pursuant to Section 15 that the conditions which constituted a Triggering Event no longer exist, such Licensee shall immediately cease use of such Information and return such Information (and all copies thereof) to Escrow Agent together with an EXHIBIT B. Upon Escrow Agent's acceptance of such Information in accordance with Section 7(a), such Information shall be held in escrow in accordance with this Agreement until another Triggering Event shall have occurred.

        11. TERMINATION.

            (a) This Agreement shall continue in effect with respect to a Licensee until the termination or expiration of the License Agreement between Licensor and such Licensee unless sooner terminated by the written agreement of Licensor and such Licensee or for non-payment of Escrow Agent's fees pursuant to Section 11(b) below, The termination of this Agreement with respect to a Licensee shall not terminate this Agreement with respect to other Licensees, except as provided in Section 11(b) below.

            (b) This Agreement shall have an initial term of one year, commencing on the date set forth above in the first sentence of this Agreement (the "Effective Date"). This Agreement shall automatically be renewed for additional one-year periods upon receipt by Escrow Agent of the specified renewal fees. The initial "Renewal Date" of this Agreement is one year from the Effective Date and in succeeding years is one year from the most recent Renewal Date. In the event that the renewal fees are not received within thirty (30) days prior to the Renewal Date, Escrow Agent shall notify Licensor and each Licensee that this Agreement will expire on the Renewal Date unless the renewal fees are paid. If Escrow Agent does not receive the renewal fees by the Renewal Date, this Agreement shall expire on the Renewal Date without further notice and without liability of Escrow Agent to the parties to this Agreement.

            (c) If this Agreement expires or is otherwise terminated with respect to a Licensee, all duties and obligations of Escrow Agent to such Licensee shall terminate, and if this Agreement expires or is otherwise terminated with respect to all Licensees, all duties and obligations of Escrow Agent to Licensor and all Licensees shall terminate. If Licensor requests the return of the Information upon expiration or termination of this Agreement with respect to all Licensees, Escrow Agent shall return the Information to Licensor only after Escrow Agent's outstanding invoices and deposit return fees have been paid. If such fee(s) are not received by Escrow Agent within thirty (30) days after expiration or termination of this Agreement with respect to all Licensees, Escrow Agent shall, at its option, destroy or return the Information to Licensor.

        12. RESPONSIBILITIES AND LIABILITIES OF ESCROW AGENT. Escrow Agent shall not be liable under this Agreement with respect to the condition or contents of the Information or for any action taken or omitted in compliance with this Agreement in good faith and in the exercise of Escrow Agent's own good judgment or in reliance on advice of Escrow Agent's counsel or for any other cause unless a court of competent jurisdiction finds that Escrow Agent's conduct was (i) willful misconduct, (ii) fraudulent, (iii) grossly negligent, (iv) in bad faith or (v) in disregard of or contrary to the terms of this Agreement. Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth in this Agreement and may rely and shall be protected in relying on or refraining from acting on any order or instrument reasonably and actually believed by it to be genuine and to have been signed or presented by the proper party or parties. Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of any agreement between Licensor and any Licensee. Escrow Agent shall not be responsible or liable in any manner whatsoever for the performance by Licensor or any Licensee of their respective obligations under this Agreement.

        13. RESIGNATION AND DISCHARGE; SUCCESSOR ESCROW AGENT.

            (a) Escrow Agent may resign at any time, effective on such date specified in a written notice of resignation delivered to Licensor and each Licensee at least ninety (90) days prior to such effective date. Escrow Agent may be discharged at any time, with or without cause, by written agreement of Licensor and a majority in number of Licensees, effective upon receipt of written notice of such discharge from Licensor. The resignation or discharge of Escrow Agent shall not affect the right of Escrow Agent to be paid for its services through the date of resignation or discharge.

            (b) In the event of the resignation or discharge of Escrow Agent, Licensor shall appoint a successor Escrow Agent (who shall be reasonably acceptable to a majority in number of Licensees), and such successor Escrow Agent shall assume the rights, powers and responsibilities of Escrow Agent hereunder upon its written agreement to act as Escrow Agent hereunder and to become a party hereto.

            (c) Escrow Agent's obligations hereunder shall terminate upon the effective date of its resignation or discharge, except that it shall continue to hold the Information in accordance with this Agreement until a successor Escrow Agent is appointed, at which time Escrow Agent shall deliver the Information to such successor Escrow Agent. If no successor Escrow Agent is appointed within thirty (30) days after the effective date of such resignation or discharge, Escrow Agent shall deliver the Information to the Arbitration Panel pursuant to Section 15, shall give written notice of the same to Licensor and each Licensee and shall have no further responsibility with respect thereto.

        14. INDEMNIFICATION. Licensor and each Licensee, jointly and severally, agree to indemnify, defend and hold Escrow Agent harmless against any loss, liability or expense, including reasonable attorneys' fees, incurred by Escrow Agent as a result of any action taken or omitted in compliance with this Agreement in good faith and in the exercise of Escrow Agent's own good judgment or in reliance on advice of Escrow Agent's counsel or for any other cause unless a court of competent jurisdiction finds that Escrow Agent's conduct was (i) willful misconduct, (ii) fraudulent, (iii) grossly negligent, (iv) in bad faith or (v) in disregard of or contrary to the terms of this Agreement.

            15. ARBITRATION. Any dispute regarding the occurrence or non-occurrence of a Triggering Event shall be submitted to arbitration before a panel of arbitrators selected in accordance with the commercial rules of the American Arbitration Association (the "Arbitration Panel"). If the Arbitration Panel determines that a Triggering Event has occurred with respect to a Licensee, Escrow Agent shall immediately release the Information to such Licensee, provided that if it is subsequently determined pursuant to a final adjudication of the dispute that a Triggering Event has not occurred, Licensee shall immediately cease use of the Information, shall return the Information to Escrow Agent, and shall destroy all other copies of the Information, or any part thereof, in its possession. If the Arbitration Panel determines that a Triggering Event has not occurred, Escrow Agent shall continue to hold the Information in accordance with this Agreement. The proceedings of the Arbitration Panel shall be held, and any determination of the Arbitration Panel shall be deemed to have been made, in Boston, Massachusetts. All questions of law shall be decided in accordance with the laws of the Commonwealth of Massachusetts.

         16. ADDITION OF LICENSEES. Licensor may, in its sole discretion and without obtaining the consent of Escrow Agent or any Licensee, add its customers as Licensees under this Agreement. Licensor and each such customer so added shall execute a Counterpart Signature Page to this Agreement substantially in the form of EXHIBIT C attached hereto, which shall be promptly delivered to Escrow Agent. Escrow Agent shall acknowledge receipt of such Counterpart Signature Page by signing it and returning copies to Licensor and such Licensee, and such Licensee shall thereafter be deemed a "Licensee" for all purposes of this Agreement.

         17. THIRD-PARTY BENEFICIARY: Licensor and each Licensee hereby agree that Amazon.com, Inc. shall be a third-party beneficiary of the rights of Licensor under this Agreement, with the power to enforce this Agreement in accordance with its terms, to the extent that this Agreement governs the disposition of any Source Code or Documentation that constitute or consist of source code or documentation licensed by Amazon.com, Inc. to Licensor under the Software and Trademark License Agreement dated as of November __, 1998 by and among Amazon.com, Inc., Junglee Corp and Licensor. Amazon.com, Inc. will have no obligation or liability to Escrow Agent or any Licensee hereunder.

         18. NOTICES. All notices required or permitted hereunder shall be given in writing and shall be deemed delivered upon (i) delivery by messenger or overnight courier service or (ii) three (3) days following the date of mailing by registered or certified mail, postage prepaid, addressed to Licensor or Escrow Agent at the applicable address set forth in EXHIBIT A attached hereto and addressed to a Licensee at the address set forth on the applicable Counterpart Signature page. Any party may change its address by ten (10) days' written notice given to the other party in the manner set forth in this Section 18.

         19. GOVERNING LAW. This Agreement is made in and shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

         20. NO WAIVER. No delay or omission by any party in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by a party on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         21. SEVERABILITY. In the event that any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

         22. SUCCESSORS AND ASSIGNS. Neither Licensor nor any Licensee may assign this Agreement without the written consent of the other, except that no such consent shall be required for an assignment in connection with the sale of all or substantially


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

all of a party's business by merger, sale of stock, sale of assets or otherwise. Escrow Agent may not assign this Agreement without the written consent of Licensor and a majority in number of Licensees. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties, their respective executors, administrators, successors and assigns.

    23. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by Escrow Agent, Licensor and a majority in number of Licensees.

    24. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute but one Agreement binding on the parties.

    25. CAPTIONS. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.



                        SIGNATURES ON FOLLOWING PAGE.





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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the day and year set forth above.


                                  RESTRAC, INC.



                                  By:
                                      ------------------------------------------

                                  Name:
                                        ----------------------------------------

                                  Title:
                                         ---------------------------------------



                                  DSI TECHNOLOGY ESCROW SERVICES



                                  By:
                                      ------------------------------------------

                                  Name:
                                        ----------------------------------------

                                  Title:
                                         ---------------------------------------




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